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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 7, 2011
Date of Report (Date of earliest event reported)

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 GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 150
San Antonio, Texas 78249
(210) 308-8267
(Address of principal executive offices and Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On March 7, 2011, GlobalSCAPE, Inc. announced it will report financial results for its 2010 fourth quarter and year end results on a conference call Tuesday, March 29, 2011 at 5:00p.m. Eastern Time/4:00p.m. Central Time.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

99.1 Press Release dated March 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.
By:	/s/ Mendy Marsh
Mendy Marsh, Vice President and Chief Financial Officer
Dated: March 7, 2011

EXHIBIT INDEX

Exhibit Number	Document Description
99.1

Press release dated March 7, 2011 announcing GlobalSCAPE's conference call on Tuesday, March 29, 2011 at 5:00p.m. Eastern Time/4:00p.m. Central Time to report its 2010 fourth quarter and year end financial results.